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                                                                  EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement file No. 2-84202.


                                       /s/ Arthur Andersen LLP
                                       -----------------------------
                                       ARTHUR ANDERSEN LLP


Grand Rapids, Michigan,
November 18, 1994